UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 10, 2022

WESTWATER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33404	75-2212772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6950 S. Potomac Street, Suite 300, Centennial, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 531 0516

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

Explanatory Note

This Amendment to a Current Report on Form 8-K/A supplements the Current Report on Form 8K filed with the SEC on May 11, 2022 (the “Original Form 8-K”) solely for the purpose of furnishing a copy of the Fifth Amendment to Westwater Resources, Inc. 2013 Omnibus Incentive Plan dated as of May 10, 2022 under Item 9.01. No other changes have been made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

	Exhibits *10.1 104	Fifth Amendment to Westwater Resources, Inc. 2013 Omnibus Incentive Plan dated as of May 10, 2022. Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2022

WESTWATER RESOURCES, INC.

By:	/s/Steven M. Cates
Name: Steven M. Cates
Title: Chief Accounting Officer & Controller